UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (date of earliest event
                                   reported):

                                February 3, 1999



                  Nissan Auto Receivables 1998-A Grantor Trust
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




   Delaware                         333-64565                  33-0479655
 ---------------------           -------------                ------------
(State or other Juris-           (Commission                (I.R.S. Employer
diction of incorporation)   Registration Number)         Identification Number)


                  Nissan Auto Receivables 1998-A Grantor Trust
                     c/o Nissan Motor Acceptance Corporation
                              900 West 190th Street
                           Torrance, California 90502
                                 (310) 719-8013
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




                           Exhibit Index is on Page 4

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Item 5.    Other Events.

     Exhibit 99.1 to Item 7(c) of the Nissan Auto Receivables 1998-A Grantor Trust Current Report on Form 8-K dated January 15, 1999 is hereby amended and restated in its entirety:


Item 7(c). Exhibits.

           Exhibit No.                Description
           99.1                       Servicer's Certificate for the
                                      months of November and December 1998

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Nissan Auto Receivables 1998-A Grantor Trust

                            By:     Nissan Motor Acceptance Corporation,
                                    as Servicer



Date:   February 3, 1999    By:     /s/Tomoaki Shimazu
                            Name:   Tomoaki Shimazu
                            Title:  Vice President, Finance
                                    and Corporate Planning

                                  EXHIBIT INDEX



                                                      Sequentially
                                                        Numbered
Exhibit No.         Description                           Page
------------        -------------                     ------------
99.1                Servicer's Certificate                  5
                    for the months of November
                    and December 1998

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